                                                                    Exhibit 24.0


                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the "Company"), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, her true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in her name and in her capacity as aforesaid, the following Registration Statements, and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as her own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof:

     - a Registration Statement on Form S-4 to register the Company's guarantee of $300 million of 5.25% Senior Notes Due 2007 of Cooper Industries, Inc.;

     - a Registration Statement on Form S-3 to register the Company's guarantee of up to $500 million in debt securities of Cooper Industries, Inc.; and

     - a Registration Statement on Form S-3 to register an additional 300,000 Class A Common Shares of the Company, issued or to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Dividend Reinvestment Plan.

          IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 5th day of August, 2002.



                                /s/ Linda A. Hill
                                -----------------------------------------------
                                            Linda A. Hill

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the "Company"), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, the following Registration Statements, and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof:

     - a Registration Statement on Form S-4 to register the Company's guarantee of $300 million of 5.25% Senior Notes Due 2007 of Cooper Industries, Inc.;

     - a Registration Statement on Form S-3 to register the Company's guarantee of up to $500 million in debt securities of Cooper Industries, Inc.; and

     - a Registration Statement on Form S-3 to register an additional 300,000 Class A Common Shares of the Company, issued or to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Dividend Reinvestment Plan.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 5th day of August, 2002.



                                 /s/ Sir Ralph H. Robins
                                 -----------------------------------------------
                                           Sir Ralph H. Robins

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the "Company"), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, the following Registration Statements, and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof:

     - a Registration Statement on Form S-4 to register the Company's guarantee of $300 million of 5.25% Senior Notes Due 2007 of Cooper Industries, Inc.;

     - a Registration Statement on Form S-3 to register the Company's guarantee of up to $500 million in debt securities of Cooper Industries, Inc.; and

     - a Registration Statement on Form S-3 to register an additional 300,000 Class A Common Shares of the Company, issued or to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Dividend Reinvestment Plan.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 3rd day of September, 2002.


                                 /s/ H. Lee Scott
                                 -----------------------------------------------
                                              H. Lee Scott

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the "Company"), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, the following Registration Statements, and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof:

     - a Registration Statement on Form S-4 to register the Company's guarantee of $300 million of 5.25% Senior Notes Due 2007 of Cooper Industries, Inc.;

     - a Registration Statement on Form S-3 to register the Company's guarantee of up to $500 million in debt securities of Cooper Industries, Inc.; and

     - a Registration Statement on Form S-3 to register an additional 300,000 Class A Common Shares of the Company, issued or to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Dividend Reinvestment Plan.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 5th day of August, 2002.



                                 /s/ Dan F. Smith
                                 -----------------------------------------------
                                                    Dan F. Smith

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the "Company"), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, the following Registration Statements, and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof:

     - a Registration Statement on Form S-4 to register the Company's guarantee of $300 million of 5.25% Senior Notes Due 2007 of Cooper Industries, Inc.;

     - a Registration Statement on Form S-3 to register the Company's guarantee of up to $500 million in debt securities of Cooper Industries, Inc.; and

     - a Registration Statement on Form S-3 to register an additional 300,000 Class A Common Shares of the Company, issued or to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Dividend Reinvestment Plan.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 5th day of August, 2002.




                                 /s/ Gerald B. Smith
                                 -----------------------------------------------
                                                   Gerald B. Smith

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the "Company"), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, the following Registration Statements, and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof:

     - a Registration Statement on Form S-4 to register the Company's guarantee of $300 million of 5.25% Senior Notes Due 2007 of Cooper Industries, Inc.;

     - a Registration Statement on Form S-3 to register the Company's guarantee of up to $500 million in debt securities of Cooper Industries, Inc.; and

     - a Registration Statement on Form S-3 to register an additional 300,000 Class A Common Shares of the Company, issued or to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Dividend Reinvestment Plan.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 5th day of August, 2002.



                                 /s/ James R. Wilson
                                 -----------------------------------------------
                                                      James R. Wilson

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the "Company"), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, the following Registration Statements, and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof:

     - a Registration Statement on Form S-4 to register the Company's guarantee of $300 million of 5.25% Senior Notes Due 2007 of Cooper Industries, Inc.;

     - a Registration Statement on Form S-3 to register the Company's guarantee of up to $500 million in debt securities of Cooper Industries, Inc.; and

     - a Registration Statement on Form S-3 to register an additional 300,000 Class A Common Shares of the Company, issued or to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Dividend Reinvestment Plan.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 3rd day of September, 2002.


                                 /s/ Clifford J. Grum
                                 -----------------------------------------------
                                              Clifford J. Grum

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the "Company"), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, the following Registration Statements, and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof:

     - a Registration Statement on Form S-4 to register the Company's guarantee of $300 million of 5.25% Senior Notes Due 2007 of Cooper Industries, Inc.;

     - a Registration Statement on Form S-3 to register the Company's guarantee of up to $500 million in debt securities of Cooper Industries, Inc.; and

     - a Registration Statement on Form S-3 to register an additional 300,000 Class A Common Shares of the Company, issued or to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Dividend Reinvestment Plan.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 30th day of August, 2002.


                                 /s/ Warren L. Batts
                                 -----------------------------------------------
                                              Warren L. Batts

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Ltd. (the "Company"), does hereby make, constitute and appoint TERRANCE V. HELZ and DIANE K. SCHUMACHER, respectively, and each of them acting individually, his true and lawful attorney with power to act without the other and with full power of substitution, to execute, deliver and file, for and on behalf of the undersigned and in his name and in his capacity as aforesaid, the following Registration Statements, and any amendments thereto (including any post-effective amendment), with the Securities and Exchange Commission to register under the Securities Act of 1933 the securities herein indicated; and to sign any instrument or document filed as part of, as an exhibit to, or in connection with such Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof:

     - a Registration Statement on Form S-4 to register the Company's guarantee of $300 million of 5.25% Senior Notes Due 2007 of Cooper Industries, Inc.;

     - a Registration Statement on Form S-3 to register the Company's guarantee of up to $500 million in debt securities of Cooper Industries, Inc.; and

     - a Registration Statement on Form S-3 to register an additional 300,000 Class A Common Shares of the Company, issued or to be issued by the Company pursuant to the Cooper Industries, Ltd. Amended and Restated Dividend Reinvestment Plan.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 3rd day of September, 2002.


                                 /s/ Robert M. Devlin
                                 -----------------------------------------------
                                              Robert M. Devlin